UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2020

TUCOWS INC
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

                                Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	TradingSymbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Item 5.07.               Submission of Matters to a Vote of Security Holders.

Tucows Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 8, 2020. The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on July 24, 2020, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1. Election of Directors

The Company’s shareholders voted upon and elected the following nominees to serve on the Company’s Board of Directors for a term of one year expiring at the 2021 Annual Meeting of Shareholders.

Nominee for Director	Votes For	Authority Withheld
Allen Karp	5,535,367	180,584
Elliot Noss	5,628,801	87,150
Erez Gissin	5,555,512	160,439
Jeffery Schwartz	5,566,545	149,406
Brad Burnham	5,708,717	7,234
Rawleigh Ralls	5,649,013	66,938
Robin Chase	5,687,231	28,720

There were 1,624,553 broker non-votes with respect to the election of directors.

2. Approval to Amend and Restate 2006 Equity Compensation Plan

The Company’s shareholders voted upon and approved the proposal to amend and restate the 2006 Equity Compensation Plan.

For	Against	Abstain
5,052,593	652,273	10,725

3. Non-Binding Advisory Vote on the Compensation of Named Executive Officers

The Company’s shareholders voted upon and approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain
5,519,365	181,935	14,651

4. Non-Binding Advisory Vote on the Frequency of Non-Binding Advisory Vote on the Compensation of Named Executive Officers

The Company’s shareholders voted upon and recommended, on a non-binding advisory basis, that a shareholder non-binding advisory vote on the compensation of the Company’s named executive officers should occur every three years.

1 Year	2 Years	3 Years	Abstain
2,016,492	12,402	3,657,275	29,782

5. Ratification of Appointment of Independent Auditors

The Company’s shareholders voted upon and ratified the appointment of KPMG LLP as the independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2020

For	Against	Abstain
7,137,696	199,348	3,460

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Davinder Singh
Davinder Singh Chief Financial Officer
Dated: September 9, 2020